UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 13, 2021

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13595 Dulles Technology Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(703) 984-8400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PLUS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01	Entry into a Material Definitive Agreement.

2021 Credit Agreement

On October 13, 2021 (the “Closing Date”), ePlus Technology, inc., a Virginia corporation (“ePlus Technology”), ePlus Technology Services, inc., a Virginia corporation (“ePlus Services”), SLAIT Consulting, LLC, a Virginia limited liability company (“SLAIT” and together with ePlus Technology and ePlus Services, the “Borrowers”) entered into a First Amended and Restated Credit Agreement (the “2021 Credit Agreement”) by and among the Borrowers, Wells Fargo Commercial Distribution Finance, LLC (“CDF”), as administrative agent thereunder (when acting in such capacity, the “Administrative Agent”), various banks and other financial institutions (including CDF) who are parties thereto as lenders (collectively, the “Lenders”) and others, pursuant to which, among other things, the Lenders established for the benefit of the Borrowers a discretionary senior secured floorplan facility in the aggregate principal amount of up to $375,000,000, together with a sublimit for a revolving credit facility for up to $100,000,000 (collectively, the  “New Credit Facility”).  The Borrowers are direct or indirect wholly-owned subsidiaries of ePlus inc. (“ePlus”).

The New Credit Facility provides for the following:

•          A one (1) year term, which automatically renews for successive one-year terms thereafter.  However, either the Borrowers or the Administrative Agent may terminate the New Credit Facility by providing a written termination notice to the other party no less than 90 days prior to such termination.

•          The amount of principal available under the New Credit Facility is subject to a borrowing base based upon, among other things, the Borrowers’ accounts receivable and inventory, each pursuant to a formula and subject to certain reserves, as defined under the 2021 Credit Agreement.

•          Any loan advanced under the New Credit Facility accrues interest at a rate per annum equal to LIBOR plus 1.75%.  The LIBOR rate is based upon one-month, three-month, six-month and 12-month LIBOR periods, as selected by the Borrowers, but in no event shall the LIBOR rate be less than 0.00%.  The 2021 Credit Agreement has “hardwired” fallback provisions to address the upcoming phase out of LIBOR.

•          Under the New Credit Facility, the Borrowers are not obligated to comply with any financial covenants unless and until either (i) an event of default has occurred and is continuing or (ii) the Excess Borrowing Base Availability (as defined in the 2021 Credit Agreement) is less than the greater of $17.5 million or 12.5% of the borrowing base, at which point the Borrowers are required to maintain a fixed charge coverage ratio of at least 1.10:1.00.

The 2021 Credit Agreement contains certain representations and warranties applicable to the Borrowers and their domestic subsidiaries that are customary for financings of this type, including, without limitation, the following (subject to certain thresholds, exceptions and/or qualifications agreed upon in the 2021 Credit Agreement): corporate existence; corporate power and authority; non-contravention; authorization and enforceability of the loan documentation; no conflicts with law or contractual obligations; accuracy and completeness of financial and other information (including pro forma financial information); and no material adverse change.

The 2021 Credit Agreement contains certain affirmative covenants applicable to the Borrowers and their domestic subsidiaries that are customary for financings of this type, including, without limitation, the following: delivery of annual audited financial statements, quarterly unaudited financial statements; delivery of certificates, notices and other information (including notices of default, litigation and ERISA events); compliance with applicable laws and regulations (including ERISA, environmental laws and Federal Reserve regulations); payment of taxes and other obligations; use of proceeds; preservation of existence, permits, licenses and approvals; visitation and inspection rights; keeping of books and records; maintenance of properties and insurance coverage; additional collateral; performance of material contracts; and further assurances.

The 2021 Credit Agreement contains certain negative covenants applicable to the Borrowers and their domestic subsidiaries that are customary for financings of this type, including, without limitation, the following (subject to certain thresholds, exceptions and/or qualifications agreed upon in the 2021 Credit Agreement): limitations on debt and guarantees, limitations on liens, limitations on dividends and distributions, restrictions on transactions with affiliates, limitations on acquisitions and divestitures.

The 2021 Credit Agreement contains Events of Default that are customary and usual for financings of this type, including, among other things, (subject to grace periods, thresholds, qualifications and exceptions agreed upon in the 2021 Credit Agreement): non-payment defaults, inaccuracy of representations or warranties, covenant defaults, cross defaults relating to other material indebtedness, certain bankruptcy or insolvency events affecting the Borrowers or Guarantors, material judgment defaults, failure of ePlus to own, directly or indirectly, 100% of the equity interests of the Borrowers, structural defaults under the loan documents or ePlus ceases to be a reporting company under the SEC rules and regulations.

In the event that an Event of Default has occurred and is continuing under the 2021 Credit Agreement, the Administrative Agent may, and at the request of those Lenders holding more than 50% of the aggregate amount of principal outstanding under the Loans must, take either or both of the following actions: (i) terminate the Lenders’ commitments to make Loans under the 2021 Credit Agreement; (ii) declare all obligations under the 2021 Credit Agreement and other 2021 Loan Documents (as defined below) immediately due and payable in full; and/or (iii) exercise all rights and remedies available under the 2021 Loan Documents (as defined below) or applicable law.  For certain Events of Default related to insolvency and receivership, the commitments of the Lenders will be automatically terminated and all outstanding obligations of the Borrowers will become immediately due and payable.

Other 2021 Loan Documents.

2021 Guaranty and Security Agreement - Borrowers

Pursuant to a Guarantee and Security Agreement, dated as of the Closing Date (the “2021 Guaranty and Security Agreement”), from the Borrowers in favor of the Administrative Agent, each of the Borrowers (i) has unconditionally guaranteed to the Administrative Agent, for the benefit of the secured parties, the immediate payment when due of all indebtedness and liabilities due and owing by any other Borrower to the secured parties under the 2021 Credit Agreement; and (ii) granted to the Administrative Agent for the ratable benefit of the secured parties a first priority perfected security interest substantially all of the assets of the Borrowers.

2021 Collateralized Guaranty – Group

Pursuant the terms and conditions of a First Amended and Restated Collateralized Guaranty, dated as of the Closing Date (the “2021 Collateralized Guaranty”), from ePlus Group, inc., a Virginia corporation and wholly-owned subsidiary of ePlus (“Group”), Group unconditionally and absolutely guaranteed to the Administrative Agent, for the benefit of the secured parties, the immediate payment when due of all current and future liabilities owed by any Borrower to the secured parties under the 2021 Credit Agreement.  The obligations of Group under the 2021 Collateralized Guaranty are secured by inventory financed by the secured parties and for which the Borrowers have not received payment, and related receivables, judgments, claims, payments and rights, powers and remedies of Group in connection with the inventory (collectively, the “Group Collateral”).

The 2021 Collateralized Guaranty includes various restrictions on Group, including, subject to certain conditions and exceptions, limitations on Group’s ability to sell, assign or transfer the Group Collateral except in the ordinary course of business, merge or consolidate, move the Group Collateral out of the United States or store the Group Collateral with any third party.  In addition, Group has agreed to provide the Administrative Agent with its financial statements each year within 120 days after the end of its fiscal year.

2021 Limited Guaranty – ePlus

Pursuant the terms and conditions of a First Amended and Restated Limited Guaranty, dated as of the Closing Date (the “2021 Limited Guaranty”) (the 2021 Credit Agreement, the 2021 Guaranty and Security Agreement, the 2021 Collateralized Guaranty and the 2021 Limited Guaranty are hereinafter sometimes referred to collectively as the “2021 Loan Documents”), from ePlus in favor of the Administrative Agent, ePlus has unconditionally guaranteed to the Administrative Agent, for the benefit of the secured parties, the immediate payment when due of all current and future liabilities owed by any Borrower to secured parties under the 2021 Credit Agreement up to $10,500,000. In addition, ePlus has agreed to provide the Administrative Agent with its financial statements each year within 120 days after the end of its fiscal year.

The Administrative Agent was a lender, agent, and party under the 2012 Business Financing Agreement (as defined below), the 2012 Wholesale Finance Agreement (as defined below), the 2004 Collateralized Guaranty (as defined below) and the 2004 Limited Guaranty (as defined below), and the Administrative Agent, certain of the Lenders and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking, brokerage, and other financial advisory services for ePlus and its Subsidiaries for which they have received, and will receive, customary fees and expenses.

The foregoing description of the 2021 Loan Documents is a summary and is qualified in its entirety by reference to such agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the matters described under Item 1.01, which description is incorporated herein by reference, as of the Closing Date, the following agreements were replaced in their entirety by the 2021 Loan Documents:

•          The 2021 Credit Agreement amended, restated and replaced in their entirety the following:

o
a certain Amended and Restated Agreement for Wholesale Financing, dated as of July 23, 2012, by and among CDF (as successor to GE Commercial Distribution Finance) and Borrowers as the same has been amended, extended, supplemented or modified prior to the Closing Date (the “2012 Business Financing Agreement”); and

o
a certain Amended and Restated Business Financing Agreement, dated as of July 23, 2012, by and among CDF (as successor to GE Commercial Distribution Finance) and Borrowers as the same has been amended, extended, supplemented or modified prior to the Closing Date (the “2012 Wholesale Finance Agreement”),

pursuant to which, among other things, CDF had established for the benefit of the Borrowers a discretionary senior secured floorplan facility in the aggregate principal amount of up to $350,000,000, together with a sublimit for a revolving credit facility for up to $100,000,000 (collectively, the “Existing Credit Facility”).  As the Closing Date, the New Credit Facility replaced in its entirety the Existing Credit Facility.

•          The 2021 Collateralized Guaranty amended, restated and replaced in its entirety that certain Collateralized Guaranty, dated March 30, 2004, by and between CDF (as successor to GE Commercial Distribution Finance) and Group, as the same has been amended, extended, supplemented or modified prior to the Closing Date (the “2004 Collateralized Guaranty”),

•          The 2021 Limited Guaranty amended, restated and replaced in its entirety that certain Limited Guaranty, dated June 24, 2004, by and between CDF (as successor to GE Commercial Distribution Finance) and ePlus (the “2004 Limited Guaranty”) (the 2012 Business Financing Agreement, the 2012 Wholesale Finance Agreement, the 2004 Collateralized Guaranty and the 2004 Limited Guaranty are hereinafter sometimes referred to collectively as the “Existing Loan Documents”).

On the Closing Date, the aggregate outstanding principal amount under the Existing Credit Facility was $175,335,619.66.   The Borrowers did not incur any material early prepayment or early termination penalties in connection with the closing of the transactions contemplated by the 2021 Loan Documents.

CDF is a party under the Existing Credit Facility and is a party under the 2021 Credit Agreement.  CDF has performed, and may in the future perform, various commercial banking, investment banking, brokerage, and other financial advisory services for ePlus and its subsidiaries for which they have received, and will receive, customary fees and expenses.

The above description of the Existing Credit Facility and the Existing Loan Documents is qualified in its entirety by the terms of (i) the 2012 Wholesale Finance Agreement and the 2012 Business Financing Agreement, which have previously been filed as Exhibits 10.1 and 10.2, respectively, to ePlus’ Current Report on Form 8‑K filed with the SEC on July 26, 2012, (ii) Amendment No. 1, dated as of July 31, 2014, to the 2012 Wholesale Finance Agreement and the 2012 Business Financing Agreement, which have previously been filed as Exhibits 10.1 and 10.2, respectively, to ePlus’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, and filed with the SEC on November 6, 2014, (iii) Amendment No. 2, dated as of July 24, 2015, to the 2012 Wholesale Finance Agreement and the 2012 Business Financing Agreement, which have previously been filed as Exhibits 10.1 and 10.2, respectively to ePlus’ Current Report on Form 8-K, filed with the SEC on July 30, 2015, (iv) Amendment No. 3, dated as of October 20, 2015, to the 2012 Wholesale Finance Agreement and the 2012 Business Financing Agreement, which have previously been filed as Exhibits 10.1 and 10.2, respectively, to ePlus’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, and filed with the SEC on November 5, 2015, (v) Amendment No. 4, dated as of July 28, 2016, to the 2012 Wholesale Finance Agreement and the 2012 Business Financing Agreement, which have previously been filed as Exhibits 10.1 and 10.2, respectively, to ePlus’ Current Report on Form 8-K and filed with the SEC on August 1, 2016, (vi) Amendment No. 5, dated as of July 27, 2017, to the 2012 Wholesale Finance Agreement and the 2012 Business Financing Agreement, which have previously been filed as Exhibits 10.1 and 10.2, respectively, to ePlus’ Current Report on Form 8-K and filed with SEC on August 3, 2017, (vii) Amendment No. 6, dated as of February 15, 2018, to the 2012 Wholesale Finance Agreement and the 2012 Business Financing Agreement, which have previously been filed as Exhibits 10.20 and 10.27, respectively, to ePlus’ Annual Report on Form 10-K for the year ended March 31, 2018, and filed with the SEC on May 25, 2018, (viii) Amendment No. 7, dated as of January 15, 2019, to the 2012 Wholesale Finance Agreement and the 2012 Business Financing Agreement, which have previously been filed as Exhibits 10.1 and 10.2, respectively, to ePlus’ Current Report on Form 8-K and filed with SEC on January 18, 2019, (ix) Amendment No. 8, dated as of November 12, 2019, to the 2012 Wholesale Finance Agreement and the 2012 Business Financing Agreement, which have previously been filed together as Exhibit 10.4 to ePlus’ Quarterly Report on Form 10-Q for the quarter ended December 31, 2019, and filed with the SEC on February 6, 2020, (x) Amendment No. 9, dated as of March 31, 2020, to the 2012 Wholesale Finance Agreement and the 2012 Business Financing Agreement, which have previously been filed as Exhibits 10.1 and 10.2, respectively, to ePlus’ Current Report on Form 8-K and filed with SEC on April 3, 2020, and (xi) Amendment No. 10, dated as of May 18, 2020, to the 2012 Wholesale Finance Agreement and the 2012 Business Financing Agreement, which have previously been filed as Exhibits 10.1 and 10.2, respectively, to ePlus’ Current Report on Form 8-K and filed with SEC on May 21, 2020, each of which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Borrowers’ entry into the 2021 Credit Agreement provided under Item 1.01 above is hereby incorporated by reference.

Item 7.01.	Regulation FD Disclosure.

On October 19, 2021, ePlus issued a news release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Reference to the ePlus website in the news release does not incorporate by reference the information on such website into this Current Report on Form 8-K and ePlus disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1
First Amended and Restated Credit Agreement dated as of October 13, 2021, by and among ePlus Technology, inc., ePlus Technology Services, inc., SLAIT Consulting, LLC, certain of the Company’s subsidiaries as guarantors, Wells Fargo Commercial Distribution Finance, LLC as administrative agent, and the Lenders party thereto (filed herewith) *

10.2
Guaranty and Security Agreement, dated as of October 13, 2021, by and among ePlus Technology, inc., ePlus Technology Services, inc., SLAIT Consulting, LLC, certain future subsidiaries of ePlus inc., as guarantors, Wells Fargo Commercial Distribution Finance, LLC as administrative agent for the benefit of Secured Parties (filed herewith)*

10.3
First Amended and Restated Collateralized Guaranty dated as of October 13, 2021, by and among ePlus Group, inc., and Wells Fargo Commercial Distribution Finance, LLC as agent for the benefit of Secured Parties (filed herewith) *

10.4
First Amended and Restated Limited Guaranty, dated as of October 13. 2021, by and between ePlus inc. and Wells Fargo Commercial Distribution Finance, LLC as agent for the benefit of Secured Parties (filed herewith)*

99.1	Press Release dated October 19, 2021 (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2021	ePlus inc.

	By:	/s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer